 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017 (February 17, 2017)

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36439	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, NE 68164

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 17, 2017, Transgenomic, Inc. (the “Company”) received a notification letter from the staff of the Nasdaq Stock Market LLC. On February 21, 2017, the Company issued a press release reporting a change in the Company’s listing status. The full text of this press release and the Nasdaq letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

In connection with the proposed merger, the Company has filed with the SEC a preliminary proxy statement relating to the approval of the merger agreement. The information in the preliminary proxy statement is not complete and may be changed. The preliminary proxy statement and this Current Report on Form 8-K are not offers to sell Company securities and are not soliciting an offer to buy Company securities in any state where the offer and sale is not permitted.

The definitive proxy statement will be mailed to stockholders of the Company. THE COMPANY URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement (when available) and other documents filed with the SEC can also be obtained on the Company’s website at www.transgenomic.com/ir/investor-information.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement filed with the SEC on April 29, 2016. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the definitive proxy statement regarding the proposed transaction when it becomes available.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on April 14, 2016, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 14, 2016. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this Current Report on Form 8-K. All information in this Current Report on Form 8-K is as of the date of this report and the Company does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Item 8.01	Other Events.

The information disclose in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of Transgenomic, Inc., dated February 21, 2017.
99.2	Letter from Nasdaq to Transgenomic, Inc., dated February 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

Date: February 21, 2017	By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Transgenomic, Inc., dated February 21, 2017.

99.2	Letter from Nasdaq to Transgenomic, Inc., dated February 17, 2017.